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                                   FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 28, 1999

                     Friedman, Billings, Ramsey Group, Inc.
             (Exact name of Registrant as specified in its charter)

001-13731
(Commission File Number)

Virginia                                      54-1870350
(State or other jurisdiction of               (I.R.S. Employer
incorporation or organization)                Identification No.)

1001 Nineteenth Street North
Arlington, VA 22209
(Address of principal executive offices)  (Zip code)

                                 (703) 312-9500
              (Registrant's telephone number including area code)

Item 5.    Other Events

    On April 28, 1999, Friedman, Billings, Ramsey Group, Inc. issued a press release reporting its first quarter 1999 results. A copy of the press release is being filed herewith.

    The following Exhibit is filed as part of this report:

    99.1  Press Release dated April 28, 1999.

                              SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.


                             By: /s/ Emanuel J. Friedman
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                             Chief Executive Officer

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